UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2005

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NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices) (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 27, 2005, NovaDel Pharma Inc. (the “Company”), issued a press release to announce positive results from a pilot pharmacokinetic (PK) trial in healthy human subjects. The trial was conducted using the Company’s proprietary lingual spray technology to deliver alprazolam, the active ingredient marketed by Pfizer as Xanax® for the treatment of anxiety. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press release dated April 27, 2005, titled “NovaDel Pharma Announces Positive Pharmacokinetic Study Results for Alprazolam Lingual Spray.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By: /s/ Jean W. Frydman
Name: Jean W. Frydman
                        Title: Vice President and General Counsel
Date: April 28, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 27, 2005, titled “NovaDel Pharma Announces Positive Pharmacokinetic Study Results for Alprazolam Lingual Spray.”